EXHIBIT 99.3
              FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS REPORT
                               September 20, 2000.


BOARD  OF  DIRECTORS
24  X  7  DEVELOPMENT.COM,  INC.
Phoenix,  Arizona


We have audited the accompanying balance sheet of 24 X 7 DEVELOPMENT.COM, INC. as of September 20, 2000 and the related statements of operations, stockholders' deficit and cash flows for the period from April 1 (inception) to September 20, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 24 x 7 Development.com, Inc. as of September 20, 2000, and the results of its operations and its cash flows for the period then ended, in conformity with generally accepted accounting principles.

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new and rapidly evolving markets for internet products and services. As discussed in
Note 7 to the financial statements, the Company was only recently formed, and has not generated sufficient revenues to achieve profitability. Failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's operations and financial position. Management's plans in regards to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



November  6,  2000

By:  /s/  Hood  &  Strong,  LLP
-------------------------------
Hood  and  Strong,  LLP

24  X  7  DEVELOPMENT.COM,  INC.
BALANCE  SHEET
September  20,  2000
===============================================================
ASSETS

CURRENT ASSETS:

    Cash and cash equivalents                         $  7,325
    Prepaid expenses                                    10,570
---------------------------------------------------------------

      Total current assets                              17,895

FURNITURE AND EQUIPMENT, net                           127,359

OTHER ASSETS                                            12,621
---------------------------------------------------------------
                                                      $157,875
===============================================================

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
    Trade payables                                    $  8,270
    Accrued expenses                                    25,179
    Capitalized lease obligations                       56,062
---------------------------------------------------------------

      Total current liabilities                         89,511

LONG-TERM LIABILITIES:
    Notes payable                                      105,604
---------------------------------------------------------------

      Total liabilities                                195,115
---------------------------------------------------------------

STOCKHOLDERS' DEFICIT:
    Common stock, $.001 par value, 25,000,000 shares
       authorized, issued and outstanding               25,000
    Receivable from stockholders                       (20,000)
    Accumulated deficit                                (42,240)
---------------------------------------------------------------

      Total stockholders' deficit                      (37,240)
---------------------------------------------------------------

                                                      $157,875
===============================================================


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
24  X  7  DEVELOPMENT.COM,  INC.
STATEMENT  OF  OPERATIONS
From date of inception of April 1, 2000 through September 20, 2000
==================================================================
REVENUE                                                  $598,916

COST OF SALES                                             250,202
------------------------------------------------------------------

GROSS PROFIT                                              348,714
------------------------------------------------------------------

OPERATING EXPENSES:
    Salaries and benefits                                 218,933
    Professional fees                                      31,249
    Office expenses                                       122,554
    Depreciation                                           18,218
------------------------------------------------------------------

                                                          390,954
------------------------------------------------------------------

NET LOSS                                                 $(42,240)
==================================================================


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

24  X  7  DEVELOPMENT.COM,  INC.
STATEMENT  OF  STOCKHOLDERS'  DEFICIT

From  date  of  inception  of  April  1,  2000  through  September  20,  2000
===================================================================================================


                            Number      Receivable       Total
                          of Shares       Common          from        Accumulated    Stockholders'
                         Outstanding      Stock       Stockholders      Deficit         Deficit
---------------------------------------------------------------------------------------------------
INCEPTION:

  Common stock            25,000,000   $    25,000   $     (20,000)  $          0   $        5,000

  Net loss for the
     period ended
     September 20, 2000                                                   (42,240)         (42,240)
---------------------------------------------------------------------------------------------------


BALANCES -
   September 20, 2000     25,000,000   $    25,000   $     (20,000)  $    (42,240)  $      (37,240)
===================================================================================================


24  X  7  DEVELOPMENT.COM,  INC.

STATEMENT  OF  CASH  FLOWS

From  date  of  inception  of  April  1,  2000  through  September  20,  2000
==============================================================================


OPERATING ACTIVITIES:
  Net loss                                                           $(42,240)
  Adjustments to reconcile net loss to net cash used by operations:
    Depreciation                                                       18,218
    Changes in:
      Prepaid expenses                                                (10,570)
      Other assets                                                     (7,621)
      Accounts payable                                                  8,270
      Accrued expenses                                                 25,179
------------------------------------------------------------------------------

    Net cash used by operating activities                              (8,764)
------------------------------------------------------------------------------

INVESTING ACTIVITIES:
  Purchase of furniture and equipment                                 (12,655)
------------------------------------------------------------------------------

    Net cash used by investing activities                             (12,655)
------------------------------------------------------------------------------

FINANCING ACTIVITIES:
  Proceeds from issuance of debt                                       37,800
  Payments on capitalized lease obligations                            (9,056)
------------------------------------------------------------------------------

    Net cash provided by financing activities                          28,744

CASH AND CASH EQUIVALENTS                                            $  7,325
==============================================================================

NON-CASH ACTIVITIES:
  Capital lease payable                                              $ 65,118
  Note payable for property acquisition                              $ 67,804


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

Notes  to  Financial  Statements  for  24x7  Development.com,  Inc.

NOTE 1 - ORGANIZATION:

               24 x 7 Development.com, Inc. (the Company) is a corporation organized under the laws of the State of Delaware for the purpose of doing business as a provider of website development and management services.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

               a.   Basis of Presentation:
                    ---------------------

                    The Company maintains its accounts on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

               b.   Cash and Cash Equivalents:
                    -------------------------

                    For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents (of which there are none as of September 20, 2000).

               c.   Depreciation:
                    ------------

                    Fixed assets are recorded at cost. Property and equipment is depreciated on a straight-line basis over estimated useful lives ranging from three to seven years.

               d.   Revenue Recognition:
                    -------------------

                    The Company  records  revenue based upon  specific  contract
                    rates  for  website   development  and  management  services
                    rendered.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

               e.   Recently Enacted Accounting Standards:
                    -------------------------------------

                    Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", SFAS No. 132, "employer's Disclosure about Pensions and Other Postretirement Benefits", SFAS No.133 (as amended by SFAS No. 137 and 138), "Accounting for Derivative Instruments and Hedging Activities", SFAS No. 134, "Accounting for Mortgage-Backed Securities ", and SFAS 135, "Rescission of FASB No. 75 and Technical Corrections", were recently issued. SFAS No. 130, 131, 132, 133 (as amended), 134 and 135 have no current application to the Company or their affect on the financial statements would not have been significant.


NOTE 3 - FURNITURE AND EQUIPMENT

               Furniture and equipment, at cost, is summarized as follows as of September 20, 2000:

                   Equipment                                   $     116,728
                   Furniture  and  fixtures                           28,849

                                                                     145,577
                   Less  accumulated  depreciation                    18,218

                                                               $     127,359

               Depreciation expense amounted to $18,218 for the period ended September 20, 2000.

NOTE 4 - CAPITAL LEASE OBLIGATIONS:

               As of September 20, 2000 the Company has capitalized lease obligations of $56,062. These leases bear interest at rates of 20 to 28% per annum and are classified as current as of September 20, 2000. The related equipment has been capitalized and reflected in furniture and equipment as of September 20, 2000.

NOTE 5 - INCOME TAXES:

               No provision for federal and state income taxes has been recorded because the Company has incurred net operating losses since inception. The net operating loss carry-forwards as of September 20, 2000 approximate $6,500. These carry-forwards will be available to offset future taxable income and expire beginning in 2020. Deferred income tax assets arising from such loss carryforwards have been fully reserved as of September 20, 2000.

NOTE 6 - NOTES PAYABLE:

               At September 20, 2000 there is a note payable in the amount of $67,804. This note bears interest rate of 8% per annum. This note is currently payable upon demand. The holder of this note has the option to convert the debt to common stock of the Company.

               At September 20, 2000 there is a note payable to a stockholder in the amount of $14,800. The note bears interest at a rate of 18% per annum. This note is due December 31, 2000

               At September 20, 2000 there is a note to Digital Bridge, Inc. in the amount of $23,000. No interest has been accrued on this note.

NOTE 7 - BUSINESS RISKS:

               The Company's failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's future operations and financial position. As noted in Note 8, the company is involved in a merger transaction with Digital Bridge, Inc., a publicly-held company which is expected to be recorded as a pooling of interests.

NOTE 8 - MERGER:

               Effective September 20, 2000 the Company's stockholders entered into an agreement to exchange 100% of their common stock to Digital Bridge, Inc., a Nevada corporation, in a merger transaction pursuant to which Digital Bridge, Inc. will be the surviving entity. As consideration, the stockholders received 10,000,000 shares of Digital Bridge, Inc. common stock, with an estimated value of $18,125,000.

               The Company's financial statements reflect the balances and activities immediately prior to the above transactions.


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